THE GABELLI MATHERS FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                     [GRAPHIC OF HENRY VAN DER EB PHOTO OMITTED]
                                                           HENRY VAN DER EB, CFA

TO OUR SHAREHOLDERS,

      The stock market movie of 1999 ran backwards in 2000, as disappointing corporate earnings and revenue growth cracked investor confidence, causing stocks with high-risk valuations to tumble. The collapse of the Nasdaq stock bubble, as shown in the chart below, and a rapidly slowing U.S.

                        STOCK BUBBLES AND DISCOUNT RATES

[CHART OMITTED]

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is divided into three section. The first of the three charts shows the Dow Jones Industrial Average from its 1920 level of approximately 115 to its 1929 high of 381 to its 1931 low of 41. Below the Dow Jones Industrial Average, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1929 to a low of 1.5% in 1931. Note that stock prices fell while interest rates declined.

The second of the three charts shows the Tokyo Nikkei from its 1983 level of approximately 11,000 to a 1989 high of 38,916 to a decline to 14,309 in 1991 followed by an increase to approximately 22,500 and a decline to 12,880 in 1997. Below the Tokyo Nikkei, for the same time period, is the Japanese Discount Rate percentage ranging from a high of 6% in 1991 to a low of 0.5% in 1996. Note that stock prices fell while interest rates declined.

The third of the three charts shows the Nasdaq Composite from its 1990 level of approximately 500 to a 1999 high of 5,049 followed by a decline to approximately 2200 noted with a question mark. Below the Nasdaq Composite, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% to a low of 3%. The chart questions whether a decline in the discount rate will prevent stock prices from falling further.

economy prompt several basic questions to be asked: Are stocks in a cyclical bear market which is just about over or just completing the initial down phase of a multi-year secular decline? ... Will classic stock valuation measures, which remain overvalued by historical standards, regress down to, or fall below their benchmark long-term averages causing stocks to become undervalued by declining substantially from current levels? ... Will the Federal Reserve's interest rate reductions and the proposed Bush tax cuts quickly spark a new bull market and economic recovery as the Wall Street consensus expects ... or ... will stocks, short-term interest rates and the economy all decline together, as was the case following the collapse of comparable stock market bubbles in the U.S. in 1929 and Japan in 1989? (See the Stock Bubbles and Discount Rates cover page chart)

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

      The Gabelli Mathers Fund total return for the three month and one year periods ended December 31, 2000 was 2.11% and 5.02% vs. declines of (7.82)% and (9.10)% for the Standard & Poor's 500 Index, respectively. The S&P 500's (9.10)% loss for the year was the largest annual percentage decline since 1974. The Dow Jones Industrial Average loss for 2000 was (4.85)%.

      The star of the 2000 stock market movie in reverse was unquestionably the Nasdaq Composite. In a spectacular display of overvaluation and volatility, it topped out on March 10th at 5048, with a bubble bursting P/E ratio of 246, then plunged (53.79)% by December 20th, ending the year with a (39.29)% loss, the largest annual percentage decline in Nasdaq history.

      On a day-to-day closing basis, the hyper-volatile Nasdaq Composite gained or lost 3% or more of its value an unprecedented 30% of the 262 trading days in 2000 vs. 8% in 1999, and a 30 year median of just 0.4% of annual trading days. Nasdaq Composite moves of 2% or more occurred 49% (25% in 1999) of the time last year vs. a 2.0% median, and moves of 1% or more occurred 75% (58% in 1999) of the time vs. a median of 16.7% (data source: Leuthold). As a point of interest, for the two years in the period ended December 31, 2000, the relatively low volatility Gabelli Mathers Fund cumulative total return was 11.04% vs. 12.67% for the Nasdaq Composite.

      The Gabelli Mathers Fund maintained a risk-averse portfolio structure during 2000. For the year, the equity segment of the portfolio averaged 24.8% long and 4.3% short individual stocks, within ranges of 4.1% to 47.8%, and 0% to 16.0% of assets, respectively. The fixed income segment of the portfolio averaged 75.2% U.S. Treasury securities, primarily short-term Treasury bills, within a range of 52.2% to 95.9% of assets. The equity segment, which includes long and short positions in stocks and stock index futures, and the fixed income segment, which was limited to U.S. Treasury bills and repurchase agreements in 2000, each added to the Fund's total return.

      The Fund's tax loss carryforward from prior years is expected to offset any net realized capital gains in 2001, as was the case in 2000. Future realized capital gains for 2001 and beyond are expected to be offset until the carryforward is either used up or expires. The Fund paid a $.49 net investment income dividend (88.87% from U.S. Treasury securities) on December 27, 2000.

      During the year, a majority of the Fund's common stock investments were concentrated in stocks of takeover target companies subject to friendly, all cash tender or merger offers from acquiring companies. The Fund purchased these event driven stocks after the deals were publicly announced, generally by a financially strong, strategically motivated buyer. These stocks are typically held for short time periods, but earn relatively high annualized returns. The Fund may continue to utilize this defensive, non-market correlated stock investment strategy in order to potentially increase cash returns above the prevailing level of short-term interest rates.

      The remainder of the Fund's longer term equity segment was generally invested in stocks of companies with special situation catalysts which, if triggered, have the potential to generate price appreciation. The returns from both the takeover and special situation groups of stocks in the Fund's portfolio are likely to have a low correlation with both the short and intermediate term movements of the popular stock market indices.

      The Fund maintained a defensive to bearish portfolio bias last year based primarily on the extreme overvaluation of numerous fundamental stock valuation yardsticks. For example, as shown on the chart below, the year end total market value of U.S. stocks remained a high risk 146% of U.S. GDP, down from a record 181% in March, but still significantly above its 74 year average of 52%.

           U.S. STOCK MARKET CAPITALIZATION AS PERCENT OF NOMINAL GDP

[CHART OMITTED]

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2000 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 52.2%. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 181.4%) were all followed by severe bear markets. The current value is 146.5%. 3

PARADIGM LOST

      The classic business and financial pre-conditions for a U.S. recession appear to have reached critical mass during 2000. These include rising interest rates, above trend capital spending and economic growth, a highly speculative stock market followed by a negative wealth effect shock as stocks declined, an energy price shock, over-optimism, a highly leveraged consumer with a negative personal savings rate, and restricted access to capital from banks, credit markets, and IPOs. As year end approached, stock market and other financial losses mounted, confidence fractured, and economic deterioration accelerated. The Federal Reserve perceived this financial distress as a threat to the real economy and aggressively lowered interest rates, as shown on the chart below.

                  FINANCIAL CRISES & SHORT-TERM INTEREST RATES

[GRAPHIC OMITTED]

This chart was prepared for the Gabelli Mathers Fund by the Bank Credit Analyst showing the financial crises and the U.S. Federal Funds Rate over a 32-year period ending in 2001. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The financial crises noted are: 1970 Penn Central, 1974 Franklin National, 1980 Silver Bubble, 1982 Drysdale Securities Mexico Default, 1984 Continental Illinois, 1990 Savings & Loan, 1994 Mexican Peso, 1997 Pac Rim, 1998 Asian LTCM/Russian Default and the 2001 Real Economy Crisis. Each was followed by a major easing of Federal Fund Rates.

      After a record ten-year expansion, recent data suggest that the U.S. economy is on the edge of its first Information Age recession. The New Economy's virtuous circle boom -- high growth, strong dollar, low inflation, high productivity -- is under stress, and the outcome is very uncertain. The price collapse of individual stocks and industry groups is the result of the decelerating $10 trillion GDP U.S. economy's inability to generate sufficient revenue and profit growth to support a disproportionately large $15 trillion U.S. stock market capitalization. U.S. stocks lost about $3 trillion of market value, or the equivalent of about 30% of U.S. GDP, from March to December last year. The economic response was an unusually sharp decline in business activity toward year end.

      There are six primary reasons why the U.S. stock market and economy are unlikely to react as fast and favorably to lower interest rates and tax cuts as they have in the past. They are as follows: the record level of consumer and corporate debt, the abrupt slow down in lavish Information Technology capital spending, continuing revenue and earnings shortfalls, historically overvalued stocks (see the table and chart below), global excess capacity and weak pricing power for goods and services, and the unsustainable $1 billion plus a day U.S. current account deficit.

      Over the last six years, it has taken about $3 of debt creation to generate $1 of GDP growth. U.S. household debt is currently about 100% of disposable personal income -- up from 62% in 1984 and 82% in 1994. The personal savings rate is currently negative 1% as debt financed consumption has exceeded personal income, and stock gains have been substituted for savings. Consumer spending is 2/3 of GDP. To avoid a recession, the personal savings rate must continue to decline.

                 THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

[GRAPHIC OMITTED]

Contained here in paper format is a chart reflecting the Standard & Poor's 500 stock index adjusted for inflation. The X-axis reflects the years from 1871 through 2000 and its Y-axis is on a logarithmic scale and extends from 15 to
260. The long-term least squares trend line from 1871 through December 2000 is also on the chart. The chart was prepared by the Bank Credit Analyst. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

S&P 500           PRICE             DIVIDEND           P/E
1928 - 2000       BOOK              YIELD %           RATIO
------------      -----             --------          -----
5 Major Bottoms    0.9                7.14             7.8
Long-term Average  1.9                3.82             14.7
6 Major Tops       2.4                2.94             20.2

Sep. '29 Top       3.6                2.86             21.1
Aug. '87 Top       2.5                2.58             22.9
Jul. '99 *         7.5                1.18             37.0
March '00 Top      7.3                1.10             31.7
Dec. '00           6.6                1.20             24.6

* Record Overvaluation

      The critical question for today's investors is whether the longest business expansion and largest asset bubble in history can go through the necessary corrective process without becoming disruptive to, not only the U.S., but the global economy and financial markets as well. Secular deflationary forces have been mustering for years, as evidenced by total U.S. credit market debt that is equal to 268% of GDP, so the year ahead will be exceptionally challenging for the world's Central Banks.

GREENSPAN'S DILEMMA

      After bailing out Long Term Capital Management, revitalizing the stock market mania and hyping the economy with excessive credit creation during and after the 1998 Asian/Russian financial crises, a retrospective and somewhat chastened Alan Greenspan said the following on July 12, 2000.

         "PRIVATE CAPITAL MARKETS CAN FUNCTION PROPERLY ONLY IF INVESTORS BEAR THE COSTS OF THEIR BAD DECISIONS AND BAD LUCK . . . GOVERNMENTS OR INTERNATIONAL FINANCIAL INSTITUTIONS SHOULD NOT ENDEAVOR TO SHIELD INVESTORS FROM LOSS. EFFORTS TO BAIL OUT INVESTORS, NO MATTER HOW WELL INTENTIONED, RUN THE DANGER OF ENCOURAGING EXCESSIVE RISK-TAKING DOWN THE ROAD BY, IN EFFECT, OVER-COMPENSATING RISK BEARING."

      If Mr. Greenspan has the conviction to implement his free market concept quoted above, the year ahead will be rocky, as the speculative excesses and economic imbalances that have cumulated during recent years of unsustainable stock market gains and debt-financed consumption are unwound. Should the Fed overreact again and reflate stocks and the economy with an overly stimulative monetary policy boosted by fiscal stimulus, it will only defer the resolution of today's precarious financial circumstances to a later date. At that time, systemic risks from a more over-leveraged economy will likely be higher, and the outcome more disruptive, than would be the case if free market corrective forces were allowed to run their natural course in 2001.

IN CONCLUSION

                      There is a tide in the affairs of men
                 Which, taken at the flood, leads on to fortune;
                      Omitted, all the voyage of their life
                      Is bound in shallows and in miseries.
                      On such a full sea are we now afloat,
                   And we must take the current when it serves
                              Or lose our ventures.

                                     JULIUS CAESAR - William Shakespeare

                                         Sincerely,

                                         /S/SIGNATURE

                                         HENRY VAN DER EB, CFA
                                         President and Portfolio Manager

January 31, 2001

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1,000 and $250 for regular and all retirement accounts respectively, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through the no-transaction fee programs at many major discount brokerage firms.

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND [GRAPHIC OMITTED]
******Need chart description******


AVERAGE ANNUAL RETURNS *

                          1 YR          5 YRS          10 YRS        35 YRS **
                          ----          -----          ------        ---------

GABELLI MATHERS FUND      5.02%         1.62%           2.32%         11.16%
Standard & Poor's 500    -9.10%        18.33%          17.46%         11.84%

* All periods ended 12-31-00. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. **From commencement of investment operations on August 19, 1965.

NOTES: (1) The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions.
(2) The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite are unmanaged indicators of stock market performance. Except for the Nasdaq Composite, the performance figures shown include the reinvestment of dividends. (3) Gabelli Funds, LLC became the Investment Advisor of the Fund on October 1, 1999. The Portfolio Manager, Henry Van der Eb, who managed the Fund prior to that date, continues to manage the Fund.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                               COST            VALUE
  ------                                               ----            ------

              COMMON STOCKS -- 4.8%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.4%
    100,000   Federal-Mogul Corp. ...............  $    245,625    $    231,250
                                                   ------------    ------------
              BUSINESS SERVICES -- 1.5%
     40,000   ACNielsen Corp.+ ..................     1,440,752       1,450,000
                                                   ------------    ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      2,000   EarthLink Inc.+ ...................        10,393          10,062
      1,100   Electronic Data
               Systems Corp. ....................        50,833          63,525
      2,100   MicroTouch Systems Inc.+ ..........        43,856          43,870
                                                   ------------    ------------
                                                        105,082         117,457
                                                   ------------    ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
      1,000   Lamson & Sessions Co.+ ............        10,050          10,500
                                                   ------------    ------------
              ELECTRONICS -- 0.0%
      2,000   Oak Technology Inc.+ ..............        14,455          17,375
                                                   ------------    ------------
              ENERGY AND UTILITIES -- 0.0%
      1,000   Pennaco Energy Inc.+ ..............        19,613          19,625
                                                   ------------    ------------
              ENTERTAINMENT -- 0.3%
     25,000   Liberty Media Group, Cl. A+ .......       309,187         339,063
                                                   ------------    ------------
              EQUIPMENT AND SUPPLIES -- 0.1%
      1,000   American Power
               Conversion Corp.+ ................        12,040          12,375
      1,000   Antec Corp.+ ......................         7,868           7,906
     10,000   Lanier Worldwide Inc.+ ............        29,050          30,000
                                                   ------------    ------------
                                                         48,958          50,281
                                                   ------------    ------------
              FINANCIAL SERVICES -- 0.0%
        500   Dain Rauscher Corp. ...............        47,337          47,344
                                                   ------------    ------------
              FOOD AND BEVERAGE -- 0.0%
      1,000   WLR Foods Inc.+ ...................        14,165          14,062
                                                   ------------    ------------
              HEALTH CARE -- 0.0%
        500   Block Drug Co. Inc., Cl. A ........        26,373          26,344
                                                   ------------    ------------
              PUBLISHING -- 0.0%
      1,000   Belo (A.H.) Corp., Cl. A ..........        15,980          16,000
                                                   ------------    ------------
              RETAIL -- 2.4%
      1,000   Musicland Stores Corp.+ ...........        12,487          12,375
    840,000   OfficeMax Inc.+ ...................     5,040,194       2,415,000
                                                   ------------    ------------
                                                      5,052,681       2,427,375
                                                   ------------    ------------
              SATELLITE -- 0.0%
        500   General Motors Corp., Cl. H+ ......        11,475          11,500
                                                   ------------    ------------
              TELECOMMUNICATIONS -- 0.0%
     10,000   Telocity Inc.+ ....................        20,400          20,000
                                                   ------------    ------------
              TOTAL COMMON STOCKS ...............     7,382,133       4,798,176
                                                   ------------    ------------

 PRINCIPAL                                                             MARKET
  AMOUNT                                               COST            VALUE
  ------                                               ----            ------
              U.S. TREASURY OBLIGATIONS -- 76.5%
$78,000,000   U.S. Treasury Bills,
               5.22% to 5.64%++,
               due 03/22/01 to 06/28/01 .........  $ 76,378,645    $ 76,430,952
                                                   ------------    ------------

              REPURCHASE AGREEMENTS -- 17.6%
  5,000,000   Agreement with ABN AMRO,
               5.90%, dated 12/29/00,
               due 01/02/01, proceeds at
               maturity $5,003,278 (a) ..........     5,000,000       5,000,000
  4,000,000   Agreement with Barclays
               Capital, 5.25%, dated 12/29/00,
               due 01/02/01, proceeds at
               maturity $4,002,333 (b) ..........     4,000,000       4,000,000
  3,554,666   Agreement with State Street
               Bank & Trust Co., 5.95%,
               dated 12/29/00, due 01/02/01,
               proceeds at maturity
               $3,557,016 (c) ...................     3,554,666       3,554,666
  5,000,000   Agreement with Warburg
               Dillion Reed, 6.00%,
               dated 12/29/00, due 01/02/01,
               proceeds at maturity
               $5,003,333 (d) ...................     5,000,000       5,000,000
                                                   ------------    ------------
              TOTAL REPURCHASE
               AGREEMENTS .......................    17,554,666      17,554,666
                                                   ------------    ------------
              TOTAL
               INVESTMENTS -- 98.9% .............  $101,315,444      98,783,794
                                                   ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.1% ......................       1,071,600
                                                                   ------------
              NET ASSETS -- 100.0% ............................    $ 99,855,394
                                                                   ============
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..................................    $101,351,115
                                                                   ============
              Gross unrealized appreciation ...................    $    108,893
              Gross unrealized depreciation ...................      (2,676,214)
                                                                   ------------
              Net unrealized depreciation .....................    $ (2,567,321)
                                                                   ============
    ------------------------
(a) Collateralized by U.S. Treasury Bond, 8.00%, due 11/15/21, market value $5,105,913.
(b) Collateralized by U.S. Treasury Bond, 6.50%, due 11/15/26, market value $4,083,842.
(c) Collateralized by U.S. Treasury Bond, 14.00%, due 11/15/11, market value $3,629,119.
(d) Collateralized by U.S. Treasury Note, 6.875%, due 05/15/06, market value $5,100,794.
+   Non-income  producing  security.
++  Represents  annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
   Stocks and Treasury Bills,
     at value (Cost $83,760,778) ..............   $ 81,229,128
   Repurchase Agreements,
     at value (Cost $17,554,666) ..............     17,554,666
   Cash .......................................        358,635
   Dividends and interest receivable ..........         21,070
   Receivable for investments sold ............      2,009,411
   Receivable for Fund shares sold ............             50
   Other assets ...............................         37,234
                                                  ------------
   TOTAL ASSETS ...............................    101,210,194
                                                  ------------
LIABILITIES:
   Payable for investments purchased ..........        955,512
   Payable for Fund shares redeemed ...........        213,460
   Payable for investment advisory fees .......         63,192
   Payable for distribution fees ..............         21,064
   Dividends payable on securities sold short .         15,461
   Other accrued expenses and liabilities .....         86,111
                                                  ------------
   TOTAL LIABILITIES ..........................      1,354,800
                                                  ------------
   NET ASSETS applicable to 8,287,484
     shares outstanding .......................   $ 99,855,394
                                                  ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest,
     at par value .............................   $  8,287,484
   Additional paid-in capital .................    129,482,547
   Accumulated net investment income ..........         46,914
   Accumulated net realized loss on
     investments and futures contracts ........    (35,429,901)
   Net unrealized depreciation
     on investments ...........................     (2,531,650)
                                                  ------------
   TOTAL NET ASSETS ...........................   $ 99,855,394
                                                  ============
   NET ASSET VALUE, offering and redemption
     price per share ($99,855,394 (DIVIDE)
     8,287,484 shares outstanding;
     100,000,000 shares authorized of
     $1.00 par value) .........................         $12.05
                                                        ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ..................................  $  557,995
   Interest ...................................   4,668,651
                                                 ----------
   TOTAL INVESTMENT INCOME ....................   5,226,646
                                                 ----------
EXPENSES:
   Investment advisory fees ...................     767,991
   Distribution fees ..........................     254,409
   Trustees' fees .............................      75,872
   Shareholder services fees ..................      65,352
   Custodian fees .............................      47,620
   Legal and audit fees .......................      45,582
   Shareholder communications expenses ........      34,625
   Registration fees ..........................      26,774
   Dividends on securities sold short .........      38,945
   Miscellaneous expenses .....................      10,761
                                                 ----------
   TOTAL EXPENSES .............................   1,367,931
                                                 ----------
   NET INVESTMENT INCOME ......................   3,858,715
                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments and
     futures contracts ........................   5,588,670
   Net realized loss on securities sold short .  (1,794,795)
   Net change in unrealized depreciation on
     investments and securities sold short ....  (2,703,331)
                                                 ----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FUTURES CONTRACTS .....   1,090,544
                                                 ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................  $4,949,259
                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                -----------------    -----------------
OPERATIONS:
  Net investment income ......................................................     $  3,858,715        $  3,656,655
  Net realized gain on investments and futures contracts .....................        5,588,670           4,428,251
  Net realized loss on securities sold short .................................       (1,794,795)         (1,893,870)
  Net change in unrealized depreciation on investments .......................       (2,703,331)           (445,493)
                                                                                   ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................        4,949,259           5,745,543
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ......................................................       (3,827,040)         (3,638,301)
                                                                                   ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................       (3,827,040)         (3,638,301)
                                                                                   ------------        ------------
SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions .       (5,960,198)         (5,961,454)
                                                                                   ------------        ------------
  NET DECREASE IN NET ASSETS .................................................       (4,837,979)         (3,854,212)
NET ASSETS:
  Beginning of period ........................................................      104,693,373         108,547,585
                                                                                   ------------        ------------
  End of period ..............................................................     $ 99,855,394        $104,693,373
                                                                                   ============        ============

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2000, there were no open positions in securities sold short.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $18,383 and decrease accumulated net realized loss on investments and futures contracts for $3,061 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2000 of $35,378,908. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $5,282,054 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average net assets. The Adviser has agreed to waive a portion of its advisory fee so that the fee is 0.75% of the first $100,000,000 of the Fund's average daily net assets until October 1, 2001. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $254,409, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2000, other than short-term securities, aggregated $284,611,141 and $319,042,180, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $338,001 to Gabelli & Company, Inc.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                     ----------------------------      ----------------------------
                                                       SHARES           AMOUNT           SHARES           AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold ......................................      569,590      $  6,882,053       1,778,384      $ 21,299,727
Shares issued upon reinvestment of dividends .....      280,230         3,379,606         274,885         3,271,129
Shares redeemed ..................................   (1,331,209)      (16,221,857)     (2,536,839)      (30,532,310)
                                                     ----------      ------------      ----------      ------------
    Net decrease .................................     (481,389)     $ (5,960,198)       (483,570)     $ (5,961,454)
                                                     ==========      ============      ==========      ============

THE GABELLI MATHERS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                               YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                            2000        1999(A)         1998          1997        1996
                                                           -------     --------       --------      --------    --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period                    $ 11.94     $  11.73       $  13.06      $  13.27    $  13.75
                                                           -------     --------       --------      --------    --------
   Net investment income                                      0.49         0.46           0.58          0.53        0.40
   Net realized and unrealized
     gain (loss) on investments
     and securities sold short                                0.11         0.21          (1.26)        (0.13)      (0.41)
                                                           -------     --------       --------      --------    --------
   Total from investment operations                           0.60         0.67          (0.68)         0.40       (0.01)
                                                           -------     --------       --------      --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                     (0.49)       (0.46)         (0.65)        (0.61)      (0.47)
                                                           -------     --------       --------      --------    --------
   Total distributions                                       (0.49)       (0.46)         (0.65)        (0.61)      (0.47)
                                                           -------     --------       --------      --------    --------
   NET ASSET VALUE, END OF PERIOD                          $ 12.05     $  11.94       $  11.73      $  13.06    $  13.27
                                                           =======     ========       ========      ========    ========
   Total return+                                              5.02%        5.73%         (5.21)%        3.01%    (0.07)%
                                                           =======     ========       ========      ========    ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)                    $99,855     $104,693       $108,548      $138,404   $ 171,596
   Ratio of net investment income
     to average net assets                                    3.79%        3.50%          4.56%         3.96%      2.96%
   Ratio of operating expenses
     to average net assets (b)                                1.34%        1.24%          1.16%         1.07%      1.03%
   Portfolio turnover rate                                     977%         922%            67%           50%        38%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.
(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.31%, 1.24% and 1.12% respectively.

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Gabelli Mathers Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Mathers Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years ended December 31, 1998 were audited by other auditors, whose report dated January 15, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of The Gabelli Mathers Fund as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /S/SIGNATURE

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of net investment income) totaling $0.49 per share. For the fiscal year ended December 31, 2000, 12.32% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 88.87%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
------------------------------------------------------------------------------
                                      14

================================================================================
                             GABELLI FAMILY OF FUNDS
================================================================================
GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                                 PORTFOLIO MANAGER: MARK FREEMAN

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND----------------------------------------------------
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITE[SERVICE MARK] FUND--------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND-----------------------------------------------------
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND----------------------------------------------------------
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                                BOARD OF TRUSTEES
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Anthony R. Pustorino
          FORMER SENIOR VICE PRESIDENT    CERTIFIED PUBLIC ACCOUNTANT
          DOLLAR DRY DOCK SAVINGS BANK    PROFESSOR, PACE UNIVERSITY

          Anthony J. Colavita             Werner J. Roeder, MD
          ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
          ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

          Vincent D. Enright              Jack O. Vance
          FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
          AND CHIEF FINANCIAL OFFICER     MANAGEMENT RESEARCH INC.
          KEYSPAN ENERGY CORP.

          Jon P. Hedrich                  Henry G. Van der Eb, CFA
          FORMER PRESIDENT AND PARTNER    PRESIDENT AND CHIEF
          STEINER DIAMOND INSTITUTIONAL   EXECUTIVE OFFICER
          SERVICES                        THE GABELLI MATHERS FUND

          Robert E. Kohnen                Anthonie C. van Ekris
          FORMER VICE PRESIDENT AND       MANAGING DIRECTOR
          INVESTMENT MANAGER              BALMAC INTERNATIONAL, INC.
          PROTECTION MUTUAL INSURANCE

                         OFFICERS AND PORTFOLIO MANAGER
          Henry G. Van der Eb, CFA        Anne E. Morrissy, CFA
          PRESIDENT AND                   EXECUTIVE VICE PRESIDENT
          PORTFOLIO MANAGER

          Bruce N. Alpert                 James E. McKee
          EXECUTIVE VICE PRESIDENT        SECRETARY
          AND TREASURER

          Heidi Stubner                   EdithCook
          VICE PRESIDENT                  VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q400SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
THE
GABELLI
MATHERS
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000